Exhibit 99.3

MEMO Markit IHS merger FROM Jerre Stead TO All Colleagues

Scheduled for distribution directly after news release the morning of Monday, Mar. 21, 2016

SUBJECT: IHS and Markit announce intention to merge

Dear Colleagues:

I am very pleased to share with you the exciting news that we have signed a definitive agreement with Markit to combine our companies in a merger of equals. Markit is a leading global provider of financial information services with a strong track record of profitability and growth. To read the news release with full details, click here http://press.ihs.com. The merger is subject to customary closing conditions, including regulatory approvals and approvals by both IHS and Markit shareholders. We expect that the merger will close in the second half of this year. The combined company will be named IHS Markit and will be headquartered in London with certain key operations based in Englewood, Colorado. I will be Chairman of the Board of Directors and Chief Executive Officer of IHS Markit. Lance Uggla, current CEO of Markit, will be President and a member of the Board of Directors.

This is a world-class merger of equals that is truly transformational for both companies. In all my years leading other public companies, I have never seen a combination of companies that makes more sense for colleagues, customers and shareholders. The combination of two information-rich companies to create a powerful provider of unique business information, intelligence and analytics will create an information powerhouse across multiple sectors. The merger will expand our markets considerably and increase long-term growth opportunities through sector and economic cycles. One of the great advantages of merging with Markit is that we have deep, non-overlapping senior customer relationships across corporate, government, financial services and consumer customers, and complementary products and services. That will create greater growth potential in existing and new markets. It also will allow us to enhance our products and services, which will benefit customers and colleagues alike.

Together, our world-class teams of leaders and colleagues, and proprietary data sets – with expert research and analytics capabilities – will create next-generation products and services. Some examples of the types of new products that IHS Markit will be able to develop include predictive analytics, benchmark indices and bundled data products.

To read more about Markit and their products and services, visit their website at www.markit.com.

The new IHS Markit will enable us to continue to invest in new capabilities and skill sets to best serve our customers that, in turn, offer challenging and exciting opportunities for colleagues around the world. Culturally, IHS and Markit are a strong fit of values-based organizations with a mutual focus on delighting customers and ensuring colleague success as important business objectives.

The actual closing of the merger will take several months to complete. In the meantime, it is absolutely critical for each of us to remain focused on delivering on our objectives to ensure we achieve our 2016 financial and operational goals for IHS. While every question about the merger cannot be answered now, we are committed to communicating with you regularly during the merger approval process so that you can learn more about Markit, the merger and future operations.

Please click here https://moxiecca.box.com/s/28svn6b4dj87rszpedt428o4mbofkei8 to view a video of Lance and me discussing what this merger means for our companies. Also, please go to https://mysource.ihs.com/community/ihs-markit-merger for information regarding this announcement. This page on TheSource will have information about the merger, background on Markit and is where we will post future updates. You also can submit questions on this page.

With this proposed merger, I am even more excited about our future and the opportunities we will create.

Together we WILL be the very best.

Jerre Stead

Your Coach and CEO

Important Information About the Transaction and Where to Find It

In connection with the proposed transaction, Markit will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 that will include a joint proxy statement of IHS and Markit. IHS and Markit may also file other documents with the SEC regarding the proposed transaction. This document is not a substitute for the joint proxy statement/prospectus or registration statement or any other document which IHS or Markit may file with the SEC. INVESTORS AND SECURITY HOLDERS OF IHS AND MARKIT ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (when available) and other documents filed with the SEC by IHS and Markit through the web site maintained by the SEC at www.sec.gov or by contacting the investor relations department of IHS or Markit at the following:

IHS	MARKIT
15 Inverness Way East	4th Floor, Ropemaker Place,
Englewood, CO 80112	25 Ropemaker Street, London England EC2Y 9LY
Attention: Investor Relations	Attention: Investor Relations
+1 303-397-2969	+44 20 7260 2000

Participants in the Solicitation

IHS, Markit, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding IHS’s directors and executive officers, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in IHS’s Form 10-K for the year ended November 30, 2015 and its proxy statement filed on February 24, 2016, which are filed with the SEC. Information regarding the directors and executive officers of Markit, and their direct or indirect interests in the transaction, by security holdings or otherwise, is contained in Markit’s 20-F for the year ended December 31, 2015, and Markit’s proxy statement filed on Form 6-K on March 27, 2015, which are filed with the SEC. A more complete description will be available in the registration statement on Form F-4 and the joint proxy statement/prospectus.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate such transaction on a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to, (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder or stockholder (as applicable) and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the merger, (ii) the ability of IHS and Markit to integrate the business successfully and to achieve anticipated synergies, risks and costs, (iii) potential litigation relating to the proposed transaction that could be instituted against IHS, Markit or their respective directors, (iv) the risk that disruptions from the proposed transaction will harm IHS’s and Markit’s business, including current plans and operations, (v) the ability of IHS or Markit to retain and hire key personnel, (vi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger, (vii) continued availability of capital and financing and rating agency actions, (viii) legislative, regulatory and economic developments, (ix) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect IHS’s and/or Markit’s financial performance, (x) certain restrictions during the pendency of the merger that may impact IHS’s or Markit’s ability to pursue certain business opportunities or strategic transactions and (xi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks, as well as other risks associated with the proposed merger, will be more fully discussed in the joint proxy statement/prospectus that will be included in the registration statement on Form F-4 that will be filed with the SEC in connection with the proposed merger. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4 are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on IHS’s or Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Neither IHS nor Markit assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.